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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                NOVEMBER 19, 1996

                                  AMRESCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  STATE OF DELAWARE             0-8630                    59-1781257
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                             700 NORTH PEARL STREET
                               SUITE 2400, LB 342
                            DALLAS, TEXAS  75201-7424
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 953-7700


                                    NO CHANGE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGE SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

     COMMON STOCK OFFERING. On November 19, 1996, AMRESCO, INC. (the "Company") completed a registered underwritten public offering of 1,828,148 shares of the Company's common stock, par value $0.05 per share (the "Common Stock"). The estimated net proceeds from the offering aggregated approximately $36.8 million and were used to repay borrowings under the Company's Revolving Loan Agreement. The price to the public was $21.25 per share and the price to the Company per share was $20.35 (after an underwriting discount of $0.90 per share). The underwriters were led by The Robinson-Humphrey Company, Inc., Piper Jaffray Inc., Raymond James & Associates, Inc., Montgomery Securities, J.C. Bradford & Co. and Morgan Keegan & Company, Inc. In addition, the Company has granted to the underwriters an option to purchase at the same price and discount up to an additional 1,164,000 shares of Common Stock to cover overallotments, if any. This option expires on December 13, 1996.

     In addition to the offering of shares of Common Stock by the Company, certain selling stockholders sold an aggregate of 5,931,852 shares of Common Stock at the price and underwriting discount described above. The Company did not receive any proceeds from the sale of the stockholders' shares.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following documents are attached hereto as exhibits:

     (a)  Financial statements of businesses acquired -- not applicable.

     (b)  Pro forma financial information -- not applicable.

     (c)  Exhibits:

          1.1 Underwriting Agreement, dated November 13, 1996, by and among the Company, the selling stockholders named on Schedules II and III thereto, The Robinson-Humphrey Company, Inc., Piper Jaffray Inc., Raymond James & Associates, Inc., Montgomery Securities, J.C. Bradford & Co. and Morgan Keegan & Company, Inc., as representatives of the underwriters named on Schedule I thereto.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMRESCO, INC.



Date:  November 27, 1996             By: /s/ L. KEITH BLACKWELL
                                         -----------------------------------
                                         Name:  L. Keith Blackwell
                                         Title: Vice President, General Counsel
                                                and Secretary









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                                  EXHIBIT INDEX


                                                                SEQUENTIAL
  EXHIBIT NO.         DESCRIPTION OF EXHIBIT                     PAGE NO.
 ------------         ----------------------                     -------

      1.1      Underwriting Agreement, dated November 13,            5
               1996, by and among the Company, the selling stockholders named on Schedules II and III thereto, The Robinson-Humphrey Company,
               Inc., Piper Jaffray Inc., Raymond James &
               Associates, Inc., Montgomery Securities, J.C.
               Bradford & Co. and Morgan Keegan & Company,
               Inc., as representatives of the underwriters named on Schedule I thereto.










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